Construction Contracts - Summary of Gross Amount of Assets and Liabilities for Contract and Accumulated Earned Revenue, Expense and Others (Details) - KRW (₩) ₩ in Millions		Dec. 31, 2025	Dec. 31, 2024
Accumulated earned revenue, expense and others
Accumulated earned revenue		₩ 23,954,612	₩ 24,255,432
Accumulated expense		25,468,062	24,008,579
Accumulated profit		(1,513,450)	246,853
Unearned advance receipts		102,359	80,069
Construction contracts
Construction Contract Assets and Liabilities [Abstract]
Assets	[1]	538,057	1,159,085
Liabilities	[2]	₩ 363,521	₩ 161,778

[1]	Included in trade and other receivables, net, in the consolidated statements of financial position.
[2]	Included in non-financial liabilities as advance received in the consolidated statements of financial position. The revenue recognized for the year ended December 31, 2025 from the amounts included in contract liabilities at the end of the prior year was ￦134,174 million. The contracts with customers state that the disclosure of information related to UAE nuclear power plant construction project, Egypt Eldaba nuclear power plant construction projects, construction of retubing and refurbishment for Cernavoda NPP Unit 1 refurbishment project in Romania, and Dukovany nuclear power plant construction projects (Units 5 and 6) in the Czech Republic, such as rate of progress, unbilled construction, impairment losses, etc. is not allowed without consent from the customers. The customers did not agree to disclose such information. Accordingly, the Company did not disclose such information based on IFRS 15.120~121 as it is probable that the purchasers may file a lawsuit for breach of contract if the Company does so. Also, the Company reported to the audit committee that those items will not be disclosed in the notes to the consolidated financial statements.